Exhibit 99.1

Everpure Announces Second Quarter Fiscal 2027 Financial Results
Total revenue growth of 38% year-over-year
Product revenue growth of 54% year-over-year
Significantly increased FY27 revenue and operating profit guidance

SANTA CLARA, Calif. — August 26, 2026 — Everpure (NYSE: P), the company revolutionizing storage and data management, today announced financial results for its second quarter fiscal year 2027 ended August 2, 2026.

“Q2 marks eight straight quarters of accelerating revenue growth for Everpure, and confirmed our position as the most innovative and vital company in our industry,” said Charles Giancarlo, Chairman and CEO of Everpure. “Our expansion into Data Intelligence, and our increasing momentum in AI and hyperscale products, ensures we are well-positioned to capture enduring long-term growth.”

Second Quarter Financial Highlights

•Revenue $1.2 billion, up 38% year-over-year
•Product revenue $687 million, up 54% year-over-year
•Subscription services revenue $499 million, up 20% year-over-year
•Subscription annual recurring revenue (ARR) $2.1 billion, up 20% year-over-year
•Remaining performance obligations (RPO) $4.1 billion, up 44% year-over-year
•GAAP gross margin 68.4%; non-GAAP gross margin 69.9%
•GAAP operating income $63 million; non-GAAP operating income $230 million
•GAAP operating margin 5.3%; non-GAAP operating margin 19.4%
•Operating cash flow $(136) million; free cash flow $(238) million
•Total cash, cash equivalents, and marketable securities $1.0 billion
•Returned approximately $69 million to stockholders through share repurchases of 0.9 million shares.

“Q2 was another outstanding quarter for Everpure, where we delivered record revenue and operating profit, exceeding the high-end of our guidance," said Everpure CFO Tarek Robbiati. "Demand remains strong across our solutions portfolio despite historic industry price increases in the first half of FY’27. We are raising guidance significantly for the second half of the year to reflect our confidence in continued revenue momentum.”

Second Quarter Company Highlights

Second Top-Five Hyperscale Win
•Announced on August 10 a landmark design win with a second top-five hyperscaler, leveraging Everpure's advanced DirectFlash® architecture to drastically lower operational costs and reclaim vital power and rack space for hyperscale workloads.

Advancing Enterprise Data & AI Infrastructure
•Unveiled the Data Primacy architecture at //Accelerate 2026, Everpure Data Intelligence for automated data discovery and governance.
•Announced general availability of Everpure Data Stream to automate data pipelines from ingestion to inference and accelerate data preparation.
•Evolved Pure1 AI Copilot from a conversational assistant into an active operator that analyzes performance anomalies, provides step-by-step root-cause analysis, and guides teams to resolution.

Expanding Hybrid Cloud & Virtualization
•Introduced Portworx for Edge on Red Hat OpenShift and expanded Portworx by Everpure to bring native Kubernetes data management, including storage, data protection, and disaster recovery, directly into the Red Hat OpenShift console.
•Announced general availability of Everpure Cloud Azure Native for Azure Virtual Machines, extending the fully managed enterprise block storage service across public cloud environments.

Driving Strategic Ecosystem Partnerships
•Achieved general availability of Everpure FlashBlade integration into Cisco Intersight, delivering native onboarding, complete inventory visibility, and unified health dashboards.
•Announced the Everpure OpenSharing Connector, enabling Databricks to query Iceberg and Delta tables directly on Everpure object storage without data replication or egress fees.

Industry Recognition & Impact
•Named a Leader in the 2026 Gartner® Magic Quadrant™ for Enterprise Storage Platforms, positioned highest in execution and furthest in vision for the second consecutive year.
•Named to the PEOPLE® Companies That Care by Great Place to Work® and PEOPLE® magazine.
•Named Virtualization Transformation Partner of the Year in the 2026 Red Hat Ecosystem Innovation Awards and recognized as a Leader in The Forrester Wave™: Object Storage Solutions, Q2 2026.
•CEO Charles Giancarlo was recognized on CRN’s The 25 Most Influential Executives Of 2026 list.

Third Quarter and FY27 Guidance

Q3FY27
Revenue	$1.325B to $1.335B
Revenue YoY Growth Rate	37% to 38%
Non-GAAP Operating Income	$265M to $275M
Non-GAAP Operating Income YoY Growth Rate	35% to 40%

FY27
	Prior Guidance	New Guidance
Revenue	$4.41B to $4.51B	$5.03B to $5.07B
Revenue YoY Growth Rate	20% to 23%	37% to 38%
Non-GAAP Operating Income	$820M to $860M	$940M to $960M
Non-GAAP Operating Income YoY Growth Rate	29% to 36%	48% to 51%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Everpure has not reconciled its guidance for non-GAAP operating income and related year-over-year growth rate to their most directly comparable GAAP measures because certain items that impact these measures are not within Everpure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information
Everpure will host a teleconference to discuss the second quarter fiscal 2027 results at 2:00 pm PT today, August 26, 2026. A live audio broadcast of the conference call will be available on the Everpure Investor Relations website. Everpure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Everpure Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Everpure is scheduled to participate at the following investor conferences:

Save the Date: Everpure Financial Analyst Meeting
Please save the date for Everpure's Financial Analyst Meeting on Wednesday, September 23, 2026. Members of the executive leadership team will provide an update on the company's long-term strategy, path to growth, and long-term financial framework.

A live webcast and presentation materials will be available on the company's Investor Relations website. Additional event details, including registration information, will be provided closer to the event.

About Everpure
Everpure (NYSE: P) allows organizations to take control of their data with an industry-leading, ever-evolving storage and data management platform. We help companies unleash the power of their data by ensuring it is secure, accessible, intelligent, and ready to perform in the AI era. We make data management effortless while simultaneously scaling performance and significantly reducing energy consumption. With one of the highest Net Promoter Scores for over a decade, Everpure is the choice of the world’s most innovative organizations. For more information, visit www.everpuredata.com.

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Everpure, the Everpure P Logo, Portworx, Pure Storage and the marks in the Everpure Trademark List are trademarks or registered trademarks of Everpure, Inc. or its licensed subsidiaries in the U.S. and/or other countries. The Trademark List can be found at Everpuredata.com/trademarks. Other names may be trademarks of their respective owners.

Investors and others should note that we announce material business and financial information through our investor relations website at www.investors.everpuredata.com, SEC filings, public conference calls and webcasts, and press releases, including earnings press releases. We also announce business and financial information through our newsroom website (https://www.everpuredata.com/company/newsroom.html), blog (http://blog.everpuredata.com), LinkedIn (linkedin.com/company/everpure-data), X (x.com/EverpureData), Facebook (@purestorage), Instagram (@purestorage) and YouTube (@everpure-data). It is possible that the information we post on these channels could be deemed to be material information. Therefore, we encourage investors to follow these channels, in addition to our SEC filings, public conference calls and webcasts, and press releases.

Forward Looking Statements
This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our future period financial and business results, our ability to manage potential disruptions to our supply chain, our ability to procure a sufficient supply of flash and other components, the impact of recent increases in component costs, the anticipated effects of our recent acquisition of 1touch, our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers' performance, price and other requirements, our ability to expand with our current hyperscale customers and land new hyperscale customers, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers and large enterprises, the timing and amount of hyperscale customer revenue, demand for our products and subscription services, including Evergreen//One, our sales pipeline, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically ongoing development and customer adoption of new products and the Enterprise Data Cloud architecture (including Pure FusionTM), priorities around sustainability and energy saving benefits to our customers of using our products, our ability to expand market share, the impact of inflation, currency fluctuations, tariffs, or other adverse economic conditions, our expectations regarding our product and technology differentiation, new investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.everpuredata.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026. All information provided in this release and in the attachments is as of August 26, 2026, and Everpure undertakes no duty to update this information unless required by law.

Key Performance Metrics
Subscription ARR is a key business metric that refers to the annualized recurring contract value of all active, non-cancelable customer subscription agreements with subscription terms of any length at the end of the quarter, plus on-demand billings for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Everpure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures
To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Everpure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of acquired intangible assets and gains from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Everpure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow," included at the end of this release.

Contacts
Sandra Kerrigan – Investor Relations, Everpure
ir@everpuredata.com

Tricia Stream – Global Communications, Everpure
pr@everpuredata.com

###

EVERPURE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2027	Fiscal 2026

Assets
Current assets:
Cash and cash equivalents	$385,694	$854,873
Marketable securities	622,197	692,446
Accounts receivable, net of allowance of $204 and $203	1,027,665	944,844
Inventory	106,300	75,935
Deferred commissions, current	150,472	139,379
Prepaid expenses and other current assets	1,025,645	356,015
Total current assets	3,317,973	3,063,492
Property and equipment, net	687,950	587,022
Operating lease right-of-use-assets	196,341	185,975
Deferred commissions, non-current	296,422	280,190
Intangible assets, net	23,338	7,346
Goodwill	466,313	365,075
Restricted cash	8,214	7,687
Other assets, non-current	223,858	177,472
Total assets	$5,220,409	$4,674,259

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$329,848	$153,312
Accrued compensation and benefits	300,060	347,205
Accrued expenses and other liabilities	192,577	184,338
Operating lease liabilities, current	50,273	44,080
Deferred revenue, current	1,323,750	1,181,055
Total current liabilities	2,196,508	1,909,990
Operating lease liabilities, non-current	175,034	172,063
Deferred revenue, non-current	1,197,521	1,046,442
Other liabilities, non-current	110,508	100,096
Total liabilities	3,679,571	3,228,591
Stockholders’ equity:
Common stock and additional paid-in capital	2,627,994	2,624,790
Accumulated other comprehensive income (loss)	(4,552)	1,709
Accumulated deficit	(1,082,604)	(1,180,831)
Total stockholders’ equity	1,540,838	1,445,668
Total liabilities and stockholders’ equity	$5,220,409	$4,674,259

EVERPURE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2027	2026	2027	2026

Revenue:
Product	$686,773	$446,303	$1,263,317	$818,447
Subscription services	499,125	414,699	975,477	821,040
Total revenue	1,185,898	861,002	2,238,794	1,639,487
Cost of revenue:
Product (1)	238,223	150,296	442,767	291,346
Subscription services (1)	136,287	106,370	261,307	207,652
Total cost of revenue	374,510	256,666	704,074	498,998
Gross profit	811,388	604,336	1,534,720	1,140,489
Operating expenses:
Research and development (1)	293,749	242,026	552,841	463,766
Sales and marketing (1)	346,077	285,890	693,933	564,402
General and administrative (1)	108,407	71,549	204,852	138,621
Total operating expenses	748,233	599,465	1,451,626	1,166,789
Income (loss) from operations	63,155	4,871	83,094	(26,300)
Other income (expense), net	9,006	45,700	22,937	77,355
Income before provision (benefit) for income taxes	72,161	50,571	106,031	51,055
Income tax provision (benefit)	(1,988)	3,453	7,804	17,932
Net income	$74,149	$47,118	$98,227	$33,123

Net income per share attributable to common stockholders, basic	$0.22	$0.14	$0.30	$0.10
Net income per share attributable to common stockholders, diluted	$0.21	$0.14	$0.28	$0.10
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	332,942	327,594	332,047	327,066
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	345,587	337,734	344,811	337,306

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$5,336	$4,149	$9,468	$7,415
Cost of revenue -- subscription services	10,287	8,559	18,442	15,721
Research and development	80,010	60,354	140,341	109,596
Sales and marketing	33,461	26,527	62,624	48,611
General and administrative	30,721	17,804	51,004	32,325
Total stock-based compensation expense	$159,815	$117,393	$281,879	$213,668

EVERPURE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2027	2026	2027	2026

Cash flows from operating activities
Net income	$74,149	$47,118	$98,227	$33,123
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	41,579	35,927	81,777	69,697
Stock-based compensation expense	159,815	117,393	281,879	213,668
Unrealized gain on strategic investment	—	(27,966)	—	(30,401)
Other	(32)	3,887	4,349	7,027
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(137,350)	(119,161)	(79,318)	150,381
Inventory	(33,795)	(14,937)	(36,563)	(12,268)
Deferred commissions	(14,645)	(7,738)	(27,325)	(11,395)
Prepaid expenses and other assets	(577,229)	(13,961)	(694,305)	(33,401)
Operating lease right-of-use assets	11,007	11,561	21,581	19,958
Accounts payable	140,337	23,845	156,591	(3,146)
Accrued compensation and other liabilities	68,528	84,945	(33,541)	602
Operating lease liabilities	(11,999)	(12,275)	(22,683)	(23,513)
Deferred revenue	143,287	83,519	293,147	115,761
Net cash provided by (used in) operating activities	(136,348)	212,157	43,816	496,093
Cash flows from investing activities
Purchases of property and equipment (1)	(101,254)	(62,027)	(169,668)	(134,373)
Purchase of strategic investment	(1,000)	—	(1,000)	—
Acquisition	(125,308)	—	(125,308)	—
Purchases of marketable securities and other	(154,538)	(141,232)	(267,490)	(256,128)
Sales of marketable securities	124,321	252,780	193,481	270,987
Maturities of marketable securities	72,736	80,254	139,448	137,507
Net cash provided by (used in) investing activities	(185,043)	129,775	(230,537)	17,993
Cash flows from financing activities
Proceeds from exercise of stock options	8,523	8,099	15,169	13,458
Proceeds from issuance of common stock under employee stock purchase plan	—	—	30,001	27,240
Payments of financing costs for revolving credit facility	—	(2,080)	—	(2,080)
Principal payments on borrowings and finance lease obligations	—	(100,000)	(612)	(101,125)
Tax withholding on vesting of equity awards	(70,376)	(56,161)	(173,296)	(117,461)
Repurchases of common stock	(68,981)	(42,242)	(153,084)	(162,178)
Net cash used in financing activities	(130,834)	(192,384)	(281,822)	(342,146)
Net increase (decrease) in cash, cash equivalents and restricted cash	(452,225)	149,548	(468,543)	171,940
Cash, cash equivalents and restricted cash, beginning of period	848,661	760,142	864,979	737,750
Cash, cash equivalents and restricted cash, end of period	$396,436	$909,690	$396,436	$909,690
(1) Includes capitalized internal-use software costs of $12.5 million and $8.7 million for the second quarter of fiscal 2027 and 2026 and $22.8 million and $15.6 million for the first two quarters of fiscal 2027 and 2026.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2027						Second Quarter of Fiscal 2026
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$5,336	(c)					$4,149	(c)
			188	(d)					127	(d)
			246	(e)					3,306	(e)
Gross profit -- product	$448,550	65.3%	$5,770		$454,320	66.2%	$296,007	66.3%	$7,582		$303,589	68.0%

			$10,287	(c)					$8,559	(c)
			517	(d)					466	(d)
			435	(e)					—
Gross profit -- subscription services	$362,838	72.7%	$11,239		$374,077	74.9%	$308,329	74.4%	$9,025		$317,354	76.5%

			$15,623	(c)					$12,708	(c)
			705	(d)					593	(d)
			681	(e)					3,306	(e)
Total gross profit	$811,388	68.4%	$17,009		$828,397	69.9%	$604,336	70.2%	$16,607		$620,943	72.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2027						Second Quarter of Fiscal 2026
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$159,815	(c)					$117,393	(c)
			5,400	(d)					4,164	(d)
			1,261	(e)					3,536	(e)
Operating income	$63,155	5.3%	$166,476		$229,631	19.4%	$4,871	0.6%	$125,093		$129,964	15.1%

			$159,815	(c)					$117,393	(c)
			5,400	(d)					4,164	(d)
			1,261	(e)					3,536	(e)
			105	(f)					230	(f)
			—						(27,966)	(g)
Net income	$74,149		$166,581		$240,730		$47,118		$97,357		$144,475

Net income per share -- diluted	$0.21				$0.70		$0.14				$0.43
Weighted-average shares used in per share calculation -- diluted	345,587		—		345,587		337,734		—		337,734

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt issuance costs related to our debt.
(g) To eliminate unrealized gain from mark-to-market adjustment on strategic investment.

Reconciliation from net cash provided by (used in) operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2027	2026
Net cash provided by (used in) operating activities	$(136,348)	$212,157
Less: purchases of property and equipment (1)	(101,254)	(62,027)
Free cash flow (non-GAAP)	$(237,602)	$150,130

(1) Includes capitalized internal-use software costs of $12.5 million and $8.7 million for the second quarter of fiscal 2027 and 2026.